                                                                  EXHIBIT 10.1.9

                                    ORMAT(R)  [ORMAT LOGO OMITTED]
                             ORMAT TECHNOLOGIES INC
                 980 GREG STREET, SPARKS, NEVADA 89431-6039, USA

                                  CAPITAL NOTE

1.   The undersigned, Ormat Technologies INC, a company organized and existing under the laws of Delaware, USA, acknowledges that it is to receive from
     Ormat Industries Ltd., a company organized and existing under the laws of
     Israel, located at Sheydlowski Road, Yavne, Israel, a non-interest bearing loan in the amount of NIS 240,000,000 [Two Hundred and Forty Million] but
     in any event, an amount not to exceed the amount in NIS equal to $
     50,664,977 US on the date of the transfer of such loan) (the "Loan").

2.   For Value Received and upon demand at any time after November 30th, 2005,
     Ormat Technologies INC hereby promises to repay the Loan to Ormat
     Industries Ltd. without any interest.

3.   Ormat Industries Ltd. acknowledges that this non-interest bearing Loan is subordinated to all other liabilities of Ormat Technologies Inc.

4.   Ormat Industries Ltd. will not accelerate the repayment of this capital note.

5.   In any and all events, the Loan shall be repaid not later than December
     30th, 2006.

IN WITNESS WHEREOF, this Capital Note has been duly signed on behalf of Ormat
Technologies INC. this 22nd day of December, 2003 value of January 1st, 2003.

Ormat Technologies Inc.

By  /s/ Connie Stechman
   ----------------------------

Connie Stechman
-------------------------------
Name

Vice President
-------------------------------
Title

ORMAT TECHNOLOGIES, INC.
980 Greg Street  o  Sparks, NV 89431-6039  o  Telephone:(775) 356-9029
 o  Facsimile:(775)356-9039